PHOTOLOFT.COM
                                STOCK OPTION PLAN

     PhotoLoft.com, a corporation organized and existing under the laws of the State of Nevada (hereinafter referred to as the "Company"), hereby adopts the following Stock Option Plan for certain of Its employees and outside consultants:

1.     PURPOSE.
       -------

     This Stock Option Plan (herein referred to as the "Plan") Is intended to advance the interests of the Company by providing employees and outside consultants having substantial responsibility for the direction and management of the Company & its subsidiaries with an opportunity to acquire a proprietary interest in the Company and an additional Incentive to promote its success and to encourage them to remain In the employ of the Company. The Plan Is intended to permit stock options granted to employees under the Plan to qualify as incentive stock options, herein referred to as "Incentive Stock Options", under
Section  422  of  the  Internal  Revenue Code of 1986, as amended (the "Internal
Revenue Code"). All options granted under the plan which are not intended to qualify as Incentive Stock Options shall herein be referred to as "Non-Statutory Options". All options granted under the Plan, including Incentive Stock Options, and Non-Statutory Options are referred to as "Options".

2.     ADMINISTRATION  OF  PLAN.
       ------------------------

     The Plan shall be administered by a Stock Option Committee (the "Committee") consisting of directors of the Company who shall be appointed by Its Board of DirectorThe Committee may adopt rules and regulations from time to time for carrying out the


Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive, The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

3.     ELIGIBILITY.
       ------------

     All employees of the Company and all outside consultants providing services to the Company shall be eligible to have options granted to them. The Committee shall grant Options only to employees of the Company and Company outside consultants of the Company who perform services of major importance in the management, operation end development of the business of the Company, and it shall determine the number of shares to be allocated to each Option. The Company shall effect the grant of Options under the Plan in accordance with determinations made by the Committee pursuant to the provisions of the Plan by execution and delivery of written Instruments in a form approved by the Committee. All persons to whom Incentive Stock Options are granted must be employees of the Company.

4.     STOCK.
       -----

     The Company has authorized the Committee to appropriate and to grant Options for and to issue and sell for the purpose of the Plan an aggregate of 1,000,000 shares of the common stock of the Company. Options to purchase any shares issued pursuant to the Plan that, for any reason expire or are terminated unexercised may be reissued under the Plan. The Company shall not be required to Issue or deliver any certificate for shares of its stock purchased upon the exercise of any part of an Option before (i)


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completion  of  any registration or other qualification of such shares under any state or federal law or ruling or regulation of any governmental regulatory body that the Company shall, in its sole discretion, determine is necessary or advisable, or (ii) the Board of Directors shall have been advised by counsel that the issuance of such shares is exempted from any such registration or qualification of such shares. In this regard the Committee shall be able to require the execution of an "investment lettert' in standard form prior to the Issuance of any shares purchased upon the exercise of any part of an Option. Before the granting of any Option hereunder, Optionee must agree that no share of stock transferred to him pursuant to this Plan may be disposed of by him within two (2) years from the date of the granting of the Option nor within one
(1) year after the transfer of such share to said Optionee or such Option will not be qualified as an Incentive Stock Option.

5.     TAX  CHARACTER  OF  OPTIONS.
       ---------------------------

     The  Committee  shall have discretion to designate whether Options shall be

Incentive Stock Options or Non-Statutory Options. Subject to the limitations described in Sections 4,11, 16 and 17, all Options granted to employees of Company shall be Incentive Stock Options, unless the Committee determines otherwise.

6.     PRICE.
       ------

     Except as to Options to which the provisions of paragraph 16 and 17 apply, the purchase price of each share of stock covered by an Option granted hereunder shall be equal to the fair market value per share of the Company's common stock on the date the Option Is granted. As to Options to which the provisions of paragraph 16 apply the


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purchase  price  of each share of stock covered by such Option granted hereunder shall be at least one hundred ten percent (110%) of the fair market value per share of the Company's common stock on the date the Option is granted. If the stock is traded in the over-the-counter market, such fair market value shall be deemed to be the mean between the asked and the bid prices on such day as reported by the NASD. If the stock is traded on an exchange, such fair market value shall be deemed to be the mean of the high and low prices at which it is quoted or traded on such day on the exchange on which it generally has the greatest trading volume. If the stock is not traded on either an over-the-counter market or on an exchange, the fair market value shall be set by the Committee in good faith based upon all relevant facts and circumstances pursuant to any and all regulations issued by the internal Revenue Service.

7.     DURATION  AND  EXERCISE  OF  OPTIONS.
       ------------------------------------

     A. Except as to Options to which the provisions of paragraph 16 and 17 hereof apply, the Option period shall be ten (10) years or less from the date the Option is granted, and as to Options to which the provisions of paragraph 16 apply, the Option period shall be five (5) years or less from the date the Option is granted, except that either such period shall be reduced with respect to any Option as outlined below in the event of death or termination of employment or retirement of the Optionee; provided that the Committee may, in the case of merger, consolidation, dissolution or liquidation. accelerate the expiration date and the dates on which any part of the Option shall be exercisable for all of the shares covered thereby, but the effectiveness of such acceleration, and any exercise of the Option pursuant thereto in excess of the number


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of  shares  for  which  it  would  have  been exercisable in the absence of such acceleration, shall be conditioned upon the consummation of the merger, consolidation, dissolution or liquidation.

     B. The exercise of any Option and delivery of the optioned shares shall be contingent upon receipt by the Company of the full purchase price in cash.

     C. No Incentive Stock Option may be exercised more than thirty (30) days after termination of employment of the Optionee except as hereinafter provided.

     D. Except as otherwise provided herein, or unless otherwise determined by the Committee, every Option granted hereunder shall, upon its grant, be immediately exercisable. The Committee shall have the right to set any vesting schedule or delay of exercisability it deems appropriate.

     E. Incentive Stock Options granted under the Plan may be exercised, if otherwise timely, (I) within three (3) months after retirement, other than retirement by reason of disability, of the Optionee at or after the age of sixty-five (65) years, if such retirement occurs on or after one year following the grant of any incentive Stock Option hereunder, and (ii) within three (3) months after retirement occurring at any age by reason of disability. In any such case, the Incentive Stock Option may not be exercised for more than the number of shares, if any, as to which if was exercisable by the Optionee immediately before such retirement; provided that if such retirement was by reason of disability, said Option shall in any case be exercisable for at least fifty percent (50%) of the shares covered thereby; and provided further that if such retirement occurred when


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or  after  the  Optionee  attained the age of sixty-five (65) years, said Option shall  be  exercisable  for  all  of  the  shares  covered  thereby.

     F. If an Optionee shall die while employed by the Company or within three (3) months after retirement, such incentive Stock Option may be exercised (to the extent that the Optionee would have been entitled to do so at the date of this death) by the legatees, personal representative or distributees of the Optionee during the balance of the term thereof or within one year of the date of the Optionee's death, whichever is shorter.

     G. if Optionee is at the time of exercise, a person who is regularly required to report his ownership and changes of ownership of the common stock of the Company to the Securities and Exchange Commission and is subject to short swing profit liability under the provisions of Section 16(b) of the Securities Exchange Act of 1934 as the same, or any replacement rule, now exists, or may, from time to time, be amended, then the Optionee may only exercise Options and Release Rights during the period beginning on the third business day and ending on the twelfth business day following the release for publication of quarterly or annual summary statements of sales and earnings. This condition shall be deemed to be satisfied if the specified financial data appears (I) on a wire service, (ii) in a financial news service, (iii) in a newspaper of general circulation, or (iv) is otherwise made publicly available, and shall remain in effect so long as it does not violate the law or any rule or regulation adopted by appropriate governmental authority,


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     H.     Options  may be exercised in whole or in part, but only with respect to whole shares of stock. The Committee shall have the right to set any minimum amount on the number of shares which must be exercised at any one time as it deems appropriate.


8.     NON-TRANSFERABILITYOFOPTIONS.
       ----------------------------

     An Incentive Stock Option, by its terms, shall not be transferable otherwise than by will or by the laws of descent and distribution, and an Incentive Stock Option may be exercised during the lifetime of the Optionee only by him.

9.     EFFECT  OF  STOCK  DIVIDENDS,  ETC.
       ----------------------------------

     The Committee shall make appropriate adjustments in the price of the shares and the number allotted or subject to allotment if there are any changes in the common stock of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers or consolidations.

10.     REORGANIZATION.
        --------------

     If (a) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, (b) all or substantially all of the property is acquired by another corporation, or (o) the Company is reorganized, then the Company, or the corporation assuming the obligations of the Company, shall by action of its Board of Directors either:


          (i) make equitable provisions so that the excess of the aggregate fair market value of the shares subject to the Stock Options over the option price of such shares immediately after the merger, consolidation or reorganization of the Company, is equivalent to the excess of the aggregate fair market value of the


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shares  subject  to  such  Stock  Options  over  the option price of such shares immediately before such merger, consolidation or reorganization of the Company, or

          (ii) give written notice to the employee that the Options shall be terminated if they are not exorcised within a prescribed period after the date of such notice.


11.     LIMITATIONS  ON  INCENTIVE  STOCK  OPTIONS.
        ------------------------------------------

     Notwithstanding anything in this Plan to the contrary, the aggregate fair market value (determined at the time of grant) of stock for which an employee may exercise incentive Stock Options under all plans of the Company shall not exceed $1O0~0QO per calendar year. If any employee shall have the right to exercise any Options in excess of $100,000 during any calendar year, the options in excess of $100,000 shall be deemed not to be Incentive Stock Options.

12     EXPIRATION  AND  TERMINATION  OF  THE  PLAN.
       -------------------------------------------

     Options may be granted under the Plan at any time until the Plan is terminated by the Board of Directors of the Company or until such earlier date when termination of the Plan shall be required by applicable low. If not sooner terminated, the Plan shall terminate automatically on that date which is ten years from the earlier of the date on which the Plan was originally approved by the shareholders of the Company or the date on which this' Plan was adopted.


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13.     AMENDMENTS.
        ----------

     The Board of Directors of the Company may from time to time make such changes in and additions to the Plan as it may deem proper; provided that no change shall be made that increases (except pursuant to Section 9) the total number of shares covered by the Plan or effects any change in who may receive Options under the Plan or materially Increases the benefits accruing to Optionees hereunder unless such change Is authorized by the holders of the common stock of the Company. Notwithstanding the foregoing, the Board of Directors of the Company may amend the Plan, without stockholder approval, to the extent necessary to cause Incentive Stock Options granted under the Plan to meet the requirements of Section 422 of the Internal Revenue Code.

14.     INTERPRETATION.
        --------------

     The terms of this Plan concerning Incentive Stock Options are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under
Section 422 of the Internal Revenue Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect.

15.     EFFECTIVE  DATE  OF  THE  PLAN.
        ------------------------------

     This Plan shall become effective February 26, 1999, having been approved by shareholders and adopted by the Board of Directors.

16.     TEN  PERCENTOR  GREATER  SHAREHOLDERS.
        -------------------------------------

     Anything to the contrary contained herein notwithstanding, no incentive Stock Option shall be granted hereunder to any individual, if at the time such Incentive Stock


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Option  is  granted, such individual owns stock possessing more than ten percent
(10%) of the total combined voting power of all classes of stock of Company or its parent or subsidiary corporations, unless at the time such option is granted the option price is at least one hundred ten percent (110%) of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years or less from the date of such option is granted. My option which does not comply with the terms of this paragraph shall be deemed not to be an Incentive Stock Option.

17.     Non-StatutoryOptions
        --------------------

     The Committee shall have the right to determine, subject to approval of the Board of Directors, the rights and terms of all Non-Statutory Options, including price, duration, transferability and limitations on exercise.

                              PHOTOLOFT.COM


                           By:  /s/  Gary B. Peterson
                                -----------------------------------
                                     Gary  B.  Peterson,  President









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                                    EXHIBIT A

                                 FIRST AMENDMENT
                                       TO
                       TEE PHOTOLOFT.COM STOCK OPTION PLAN


     This First Amendment (the "Amendment") to the PhotoLoft.com Stock Option Plan (the "Plan") is adopted this __ day of ___, 1999.

1. Section 4 of the Plan is hereby amended to increase the number of Options available to be granted under the Plan from 1,000,000 to 3,800,000.

2. Except as set forth in this A.rnendxnent, all terms and conditions of the Plan shall remain in full force and effect.


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